BUCKSPORT ENERGY ASSET INVESTMENT	12 Months Ended
Dec. 31, 2013
Text Block [Abstract]
BUCKSPORT ENERGY ASSET INVESTMENT
BUCKSPORT ENERGY ASSET INVESTMENT

We have a joint ownership interest with Bucksport Energy LLC, an unrelated third party, in a cogeneration power plant producing steam and electricity.  The plant was built in 2000 and is located at and supports our mill in Bucksport, Maine.  Each co-owner owns an undivided proportional share of the plant’s assets, and we account for this investment under the proportional consolidation method.  We own 28% of the steam and electricity produced by the plant.  We may purchase our remaining electrical needs from the plant at market rates.  We are obligated to purchase the remaining 72% of the steam output from the plant at fuel cost plus a contractually fixed fee per unit of steam.  Power generation and operating expenses are divided on the same basis as ownership, and are reflected in Cost of products sold in our accompanying consolidated statements of operations.

Balances included in the balance sheet at December 31, 2013 and 2012, related to this investment are as follows:

	December 31,
(Dollars in thousands)	2013	2012
Other receivables	$281	$413
Other assets(1)	214	220
Property, plant, and equipment	$10,692	$10,697
Accumulated depreciation	(4,668)	(3,971)
Net property, plant, and equipment	$6,024	$6,726
Current liabilities	$(83)	$(159)

(1) Represents primarily restricted cash which may be used only to fund the ongoing energy operations of this investment.

In addition to the ownership interest, we are required to maintain an account for our portion of expected major maintenance activities of the plant. As of December 31, 2013 and 2012, there was $2.3 million and $0.7 million of restricted cash included in Intangibles and other assets in the accompanying consolidated balance sheets related to the maintenance account.